EXHIBIT 99.1

Business Acquired from GenePOC Inc.

Report of Independent Certified Public Accountants

Board of Directors and Shareholders

Meridian Bioscience, Inc.

We have audited the accompanying abbreviated financial statements of GenePOC Inc. (the “Acquired Business”), which comprise the statement of assets acquired and liabilities assumed as of June 3, 2019, and the related statement of net revenues and direct operating expenses for the year ended December 31, 2018, and the related notes to the abbreviated financial statements.

Management’s responsibility for the abbreviated financial statements

Management is responsible for the preparation and fair presentation of these abbreviated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these abbreviated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the abbreviated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the abbreviated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the abbreviated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the abbreviated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the abbreviated financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of GenePOC Inc. as of June 3, 2019, and the statement of net revenues and direct operating expenses for the year ended December 31, 2018 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of matter

We draw attention to Note 1 to the abbreviated financial statements, which describes that the abbreviated financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission under Rule 3-05 of Regulation S-X and are not intended to be a complete presentation of assets, liabilities, revenues and expenses for the Acquired Business. Our opinion is not modified with respect to this matter.

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

August 14, 2019

Business Acquired from GenePOC Inc.

Statement of Assets Acquired and Liabilities Assumed

As of June 3, 2019

(in thousands)

Assets acquired
Current assets
Accounts receivable	$58
Inventories	1,617
Prepaid expenses and deposits	77

Total current assets	1,752
Property, plant and equipment	1,520
Goodwill	34,482
Intangible assets	40,830

Total assets acquired	$78,584

Liabilities assumed
Current liabilities
Accounts payable	$385
Accrued employee compensation costs	279
Other accrued expenses	418

Total current liabilities	1,082

Total liabilities assumed	1,082

Net assets acquired	$77,502

The accompanying notes are an integral part of these abbreviated financial statements.

Business Acquired from GenePOC Inc.

Statement of Net Revenues and Direct Operating Expenses

Year Ended December 31, 2018

(in thousands)

Net revenues	$216
Direct operating expenses
Cost of goods sold	2,329
Research and development expenses	6,441
Selling and marketing expenses	2,804
General and administrative expenses	1,873

Total direct operating expenses	13,447

Net revenues less direct operating expenses	$(13,231)

The accompanying notes are an integral part of these abbreviated financial statements.

Business Acquired from GenePOC Inc.

Notes to Abbreviated Financial Statements

Dollars in Thousands

(Unaudited)

1.    Description of Transaction and Basis of Presentation

Description of Transaction

On April 29, 2019, Meridian Bioscience, Inc. (“Meridian” or the “Company”) entered into a definitive agreement to acquire the business of GenePOC Inc., (“GenePOC”) a Quebec City, Quebec, Canada based provider of molecular diagnostic instruments and assays.

On June 3, 2019, Meridian completed its previously announced acquisition pursuant to the Share Purchase Agreement dated as of April 29, 2019 (the “Purchase Agreement”) by and among Meridian, Meridian Bioscience Canada Inc., a corporation incorporated under the laws of British Columbia and a direct wholly-owned subsidiary of the Company (“Buyer”), GenePOC Inc., a corporation incorporated under the laws of Canada (“Seller”), the shareholders of Seller (the “Shareholders”), and Après-demain Holding SA, solely in the capacity of Shareholders’ Representative. Pursuant to the Purchase Agreement, on June 3, 2019 (“acquisition date”), Buyer paid to Seller a cash payment of $50,000 subject to a working capital adjustment and a holdback of $5,000 to secure Seller’s performance of certain post-closing obligations. In addition, the Buyer issued to the Seller a $20,000 aggregate principal amount non-interest bearing term promissory note (the “Promissory Note”) payable in two $10,000 installments upon the achievement of certain product development milestones if achieved by September 30, 2020 and March 31, 2021, respectively. The Purchase Agreement also requires Meridian to pay Seller up to $50,000 contingent upon the achievement of certain financial performance targets during the twelve-month period ending September 30, 2022.

The assets acquired and liabilities assumed represent a business as defined in Accounting Standards Codification (“ASC”) Topic 805, Business Combinations. Hereinafter, the assets acquired and liabilities assumed pursuant to the Purchase Agreement, are referred to as the “acquired business”.

Basis of Presentation

The accompanying abbreviated financial statements, which comprise the “Statement of Assets Acquired and Liabilities Assumed” and the “Statement of Net Revenues and Direct Operating Expenses” (collectively, the “abbreviated financial statements”) were prepared for the purpose of providing historical information to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”) under Rule 3-05 of Regulation S-X for inclusion in an amendment to the Form 8-K filed by Meridian on June 3, 2019, and are not intended to be a complete presentation of the financial statements of the acquired business and are not necessarily indicative of the financial position or results of operations of the acquired business.

The accompanying abbreviated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and were derived from the historical accounting records of GenePOC and the purchase price allocation, which represents the fair value of the assets acquired and liabilities assumed at the acquisition date. Meridian has determined that full audited financial statements in accordance with SEC Regulation S-X Rule 3-05 would be both impractical and require unreasonable time and expense for the following reasons:

a)	The acquired company’s historical financial statements were not maintained on a U.S. GAAP basis;

b)	Records do not exist to allow for the proper accounting of convertible debentures and convertible preferred stock issued by the acquired company;

c)	It would be time-consuming and burdensome to determine the appropriate accounting for the convertible debentures and convertible preferred stock under U.S. GAAP; and

d)	The information would not be material or meaningful to investors since this capital structure was not carried forward as part of this transaction.

In light of the foregoing, it is impractical to prepare full financial statements, including statements of equity and cash flows, as required by SEC Regulation S-X Rule 3-05. These abbreviated financial statements represent the business subject to the sale under the Purchase Agreement, and have been derived from the financial statements and accounting records of GenePOC.

The statement of assets acquired and liabilities assumed includes only the specific assets and liabilities related to the acquired business that were identified in the Purchase Agreement as of the acquisition date, and are presented based on the preliminary purchase price allocation, which represents the fair value at the acquisition date.

To the extent that revenue is identifiable and directly related to the acquired business, it is reflected in the accompanying abbreviated financial statements. The direct operating expenses of the acquired business presented in these abbreviated financial statements include: (i) cost of goods sold related to the acquired business’ revenues; and (ii) research and development expenses, selling and marketing expenses, and general and administrative expenses incurred that are directly attributed to the acquired business. Non-operating expenses such as foreign currency exchange gains and losses, interest income, interest expense, and income taxes have been excluded from the abbreviated financial statements.

2.    Significant Accounting Policies

Use of Estimates

The preparation of these abbreviated financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the amounts reported therein. Critical estimates include the fair value of the assets acquired and liabilities assumed. Actual results may differ from these estimates under different assumptions or conditions.

Revenue Recognition

The acquired business’ principal source of revenue consists of the sale of molecular clinical diagnostics products. The revenue for the sale of these products is recognized when the products are shipped and title has passed to the customer.

Inventories

Inventories, consisting of raw materials, work-in-process and finished goods, are recorded at fair value. Cost of goods sold on the Statement of Net Revenues and Direct Operating Expenses include product costs, labor and related fixed and variable overhead. The components of inventory are as follows:

Raw materials	$984
Work-in-process	279
Finished goods – instruments	284
Finished goods – tests	70

$1,617

Property, plant and equipment

Property, plant and equipment are stated at fair value in the Statement of Assets Acquired and Liabilities Assumed. For the Statement of Net Revenues and Direct Operating Expenses, depreciation on property, plant and equipment is calculated on GenePOC’s historical cost basis using the straight-line method over the estimated useful lives of the respective assets, with maintenance and repairs charged to expense as they are incurred.

The estimated useful lives of property, plant and equipment are as follows:

Medical equipment, computer equipment and instruments – 3 years

Manufacturing equipment – 5 years

Furniture, fixtures and marketing equipment – 10 years

Leasehold improvements – The shorter of the estimated useful of the improvements or the lease term

Business combinations

This business combination is accounted for under the acquisition method of accounting, which requires recognition separately from goodwill, the assets acquired and the liabilities assumed at their acquisition date fair values. While best estimates and assumptions are used to accurately value assets acquired and liabilities assumed at the acquisition date, as well as contingent consideration, where applicable, the estimates are inherently uncertain and subject to refinement. As a result, during the measurement period, which may be up to one year from the acquisition date, adjustments may be recorded to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. Upon the conclusion of the measurement period or final determination of the fair values of assets acquired or liabilities assumed, whichever comes first, any subsequent adjustments will be recognized in operations.

Goodwill and other intangible assets

Goodwill represents the excess of the purchase price of the acquisition over the fair value of the net assets acquired. Other intangible assets are carried at fair value. For the Statement of Net Revenues and Direct Operating Expenses, amortization of intangible assets is calculated on GenePOC’s historical cost basis over their useful lives.

Foreign currency translation

Assets and liabilities held in Canada have been translated from Canadian Dollars to U.S. Dollars at the exchange rate in effect at June 3, 2019. Net revenues and direct operating expense amounts have been translated at the average exchange rates in effect during the period presented on the Statement of Net Revenues and Direct Operating Expenses.

Research and development expenses and investment tax credits

Research and development costs are expensed as incurred.

Investment tax credits are recorded as a reduction of research and development expenses in the year they are incurred, provided it is reasonably certain that the credits will be received. Such tax credits included within the Statement of Net Revenues and Direct Operating Expenses total $565. Given that claimed tax credits are subject to review and approval by the tax authorities, amounts ultimately awarded may differ from the amounts recognized.

Shipping and handling costs

Freight billed to customers is included in net revenue, while freight billed by vendors is included in cost of goods sold.

Fair value measurements

Assets acquired and liabilities assumed have been recorded at fair value in accordance with ASC 820-10, Fair Value Measurements and Disclosures. ASC 820-10 defines fair value as the price that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 requires a three level hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy level assigned to each asset and liability is based on the assessment of the transparency and reliability of the inputs used in the valuation of such items at the measurement date based on the lowest level of input that is significant to the fair value measurement. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements).

Assets acquired and liabilities assumed measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

Level 1

Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2

Quoted prices in markets that are not active and financial instruments for which all significant inputs are observable, either directly or indirectly

Level 3

Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable

The fair value of the acquired accounts receivable and other current assets and the fair value of the assumed accounts payable and accrued expenses approximated their carrying value at the acquisition date. Inventories, property, plant and equipment, intangible assets and contingent consideration were valued using Level 3 inputs.

3.    Preliminary Purchase Price Allocation

The Statement of Assets Acquired and Liabilities Assumed is presented on the basis of Meridian’s preliminary purchase price allocation. Meridian accounts for business combinations under the acquisition method of accounting, which requires recognition separately from goodwill, the assets acquired and the liabilities assumed at their acquisition date fair values. The valuation of net assets acquired and the contingent consideration comprising a portion of the total consideration is based on estimates and assumptions made at the time of the acquisition and as a result, the allocation of purchase price and estimated useful lives of property, plant and equipment, and intangible assets is considered preliminary at this time. As additional information becomes available, the preliminary purchase price allocation may be revised during the remainder of the measurement period, which will not exceed 12 months from the acquisition date. Any such revisions or changes may be material.

The Purchase Agreement contemplates a maximum total consideration of up to $120,000, which is comprised of the following (noting that the current preliminary valuation values the contingent consideration identified in (ii) and (iii) below at an aggregate amount of approximately $27,200):

(i)	a $50,000 cash payment on June 3, 2019, subject to a working capital adjustment and a holdback of $5,000 to secure selling party’s performance of certain post-closing obligations;

(ii)	two $10,000 installments contingent upon the achievement of certain product development milestones if achieved by September 30, 2020 and March 31, 2021, respectively; and

(iii)	up to $50,000 of contingent consideration payable if certain financial performance targets are achieved during the twelve-month period ending September 30, 2022.

Goodwill is primarily attributable to Meridian’s ability to market and sell GenePOC’s technology and instrument platform through its established customer base and distribution channels.

The preliminary fair value of identified intangible assets and their respective weighted-average amortization periods are as follows:

License agreement (10 years)	$5,990
Technology (15 years)	34,040
Government grant (1.33 years)	800

$40,830

Various income approach methodologies were used in determining the preliminary fair value of the identified intangible assets.

4.    Property, Plant and Equipment

The following is a summary of property, plant and equipment:

Leasehold improvements	$94
Machinery, equipment and furniture	1,034
Instruments	392

$1,520

5.    Commitments and Contingencies

Meridian Bioscience Canada Inc. maintains leases for the Quebec City office and warehouse building, as well as for certain office equipment, with the term on the current building lease expiring December 31, 2019. The future minimum payments required under the leases for each of the fiscal years ended September 30 are as follows:

Remainder of 2019	$127
2020	100
2021	6
2022	6
2023	6

$245

Additionally, an agreement is maintained with certain research entities under which the entities will provide product development services in exchange for established, agreed-upon payments. Such remaining payments total approximately $1,020 as of June 3, 2019 and are expected to be paid through September 30, 2020.

6.    Subsequent Events

Management has evaluated subsequent events through August 14, 2019, the date the abbreviated financial statements were available to be issued. No additional subsequent events were identified requiring additional recognition or disclosure in the accompanying abbreviated financial statements.